EXECUTION COPY

                           MIDWAY AIRLINES CORPORATION

                               PURCHASE AGREEMENT

                                                      August 6, 1998

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston
 c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036-8293

Dear Sirs and Mesdames:

            Midway Airlines Corporation, a Delaware corporation (the "Company"), in connection with the financing of eight (8) new Canadair Regional Jet Series 200-ER aircraft, proposes that The First National Bank of Maryland, as trustee (the "Trustee"), issue and sell to the placement agents named in Schedule II hereto its Pass Through Certificates, Series 1998-1 in the aggregate principal amounts and with the interest rates and final distribution dates set forth on
Schedule I hereto (the "Certificates") on the terms and conditions stated herein. As used herein, unless the context otherwise requires, the term "Placement Agents" shall mean the firms named as Placement Agents in Schedule II hereto, and the term "you" shall mean Morgan Stanley & Co. Incorporated.

            The Certificates will be issued pursuant to four separate pass through trust agreements each to be dated as of August 13, 1998 (collectively the "Original Pass Through Trust Agreements") between the Company and the Trustee. The Pass Through Trust Agreements are related to the creation and administration of Midway Airlines Corporation Pass Through Trust Series 1998-1A-0 (the "Class A Trust"), Midway Airlines Corporation Pass Through Trust Series 1998-1B-0 (the "Class B Trust"), Midway Airlines Corporation Pass Through Trust Series 1998-1C-0 (the "Class C Trust") and Midway Airlines Corporation Pass Through Trust Series 1998-1D-0 (the "Class D Trust"; and together with the Class A Trust, the Class B Trust and Class C Trust, the "Original Trusts").

            The cash proceeds of the offering of Certificates by each Original Trust will be paid to First Union Trust Company, National Association, as escrow agent (the "Escrow Agent"), under an Escrow and Paying Agent Agreement among the Escrow Agent, the Placement Agents, the Trustee of such Original Trust and The First National Bank of Maryland, as paying agent (the

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"Paying Agent"), for the benefit of the holders of Certificates issued by such
Original Trust (each, an "Escrow Agreement"). The Escrow Agent will deposit such cash proceeds (each, a "Deposit") with First Union National Bank (the "Depositary"), in accordance with a Deposit Agreement relating to such Original Trust (each, a "Deposit Agreement"), and will withdraw Deposits upon request to allow the Trustee to purchase Equipment Notes (as defined in the Note Purchase Agreement referred to herein) referred to herein from time to time pursuant to a Note Purchase Agreement to be dated as of the Closing Date (the "Note Purchase Agreement") among the Company, The First National Bank of Maryland, as Trustee of each of the Original Trusts, as Subordination Agent (as hereinafter defined) and as Paying Agent, and the Escrow Agent. Each Escrow Agent will issue receipts to be attached to each related Certificate ("Escrow Receipts") representing each holder's fractional undivided interest in amounts deposited with such Escrow Agent and will pay to such holders through the related Paying Agent interest accrued on the Deposits and received by such Paying Agent pursuant to the related Deposit Agreement at a rate per annum equal to the interest rate applicable to the corresponding Certificates.

            On the earlier of (i) the first Business Day after September 30, 1999, or, if later, the fifth Business Day after the Delivery Period Termination Date (as defined in the Note Purchase Agreement) and (ii) the fifth Business Day after the occurrence of a Triggering Event (as defined in the Intercreditor Agreement) (such Business Day, the "Trust Transfer Date"), each of the Original Trusts will transfer and assign all of its assets and rights to a newly-created successor trust with substantially identical terms except as described in the Offering Memorandum (as hereinafter defined) (each, a "Successor Trust" and, together with the Original Trusts, the "Trusts") governed by four separate pass through trust agreements, dated as of August 13, 1998, between the Company and the Trustee, with respect to each series of Certificates (each, a "Successor Pass Through Trust Agreement" and, together with the Original Pass Through Trust Agreements, the "Designated Agreements"). Each Certificate outstanding on the Trust Transfer Date will represent the same interest in the Successor Trust as the Certificate represented in the Original Trust. The First National Bank of Maryland initially will also act as trustee of the Successor Trusts (each, a "Successor Trustee").

            Certain amounts of interest payable on the Certificates to be issued by the Class A Trust, the Class B Trust and the Class C Trust will be entitled to the benefits of a separate liquidity facility for each such Trust. ABN AMRO Bank, N.V., acting through its Chicago branch (the "Liquidity Provider"), will enter into three separate revolving credit agreements (each, a "Liquidity Facility") to be dated as of August 13, 1998 for the benefit of the holders of the Certificates issued by the Class A Trust, the Class B Trust and the Class C Trust, respectively. The Liquidity Provider and the holders of the Certificates will be entitled to the benefits of an Intercreditor Agreement to be dated as of August 13, 1998 (the "Intercreditor Agreement") among the Trusts, the First National Bank of Maryland, as Subordination Agent (the "Subordination Agent"), and the Liquidity Provider.

            The Certificates will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.


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

            The Placement Agents and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined below) and to be substantially in the form attached hereto as Exhibit A, pursuant to which the Company will file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Exchange Certificates referred to in such Registration Rights Agreement (the "Exchange Certificates") or the Certificates under the Securities Act.

            In connection with the sale of the Certificates, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") setting forth or including a description of the terms of the Certificates, the terms of the offering and a description of the Company and its business. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein.

            Capitalized terms not otherwise defined in this Agreement shall have the meanings specified therefor in the Original Pass Through Trust Agreements or in the Note Purchase Agreement or Intercreditor Agreement referred to in the Designated Agreements; provided that, as used in this Agreement, the term "Operative Documents" shall mean this Agreement, the Indentures, the Leases, the Note Purchase Agreement, the Participation Agreements, the Designated Agreements, the Deposit Agreements, the Escrow Agreements, and the Registration Rights Agreement.

            1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that as of the date hereof:

            (a) The Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agents to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in either Memorandum based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through Morgan Stanley & Co. Incorporated expressly for use therein.

            (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and to perform its obligations under this Agreement and the Operative Documents to which it is, or is to be, a party; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure


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

to be so qualified or be in good standing would not have a material adverse effect on the Company (a "Material Adverse Effect").

            (c) This Agreement has been duly authorized, executed and delivered by the Company. The Operative documents to which the Company will be a party will be duly executed and delivered by the Company on or prior to the Closing Date or the applicable Transfer Date or Delivery Date, as the case may be.

            (d) [Reserved]

            (e) The Company has no subsidiaries.

            (f) On or prior to the Closing Date, the issuance of the Certificates will be duly authorized by the Trustee. When executed, authenticated, issued and delivered in the manner provided for in the related Original Pass Through Trust Agreement and sold and paid for as provided in this Agreement, each of the Certificates will be valid and binding obligations of the Trustee entitled to the benefits of the related Original Pass Through Trust Agreement, enforceable against the Trustee in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law). Based on applicable law as in effect on the date hereof, upon the execution and delivery of the Assignment and Assumption Agreements in accordance with the Original Pass Through Trust Agreements, the Certificates will be legally and validly outstanding under the related Successor Pass Through Trust Agreements, enforceable against the Trustee in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law). When executed, authenticated, issued and delivered in the manner provided for in the Escrow Agreements, the Escrow Receipts will be legally and validly issued and will be entitled to the benefits of the related Escrow Agreements.

            (g) [Reserved]

            (h) The Operative Documents to which the Company is, or is to be, a party, have each been duly authorized by the Company, are or will be substantially in the form heretofore supplied to you and, when duly executed and delivered by Company, will constitute valid and binding obligations of the Company, except (i) as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and (ii) in the case of each Lease, as limited by applicable laws which may affect the remedies provided in such Lease, which laws, however, do not make the remedies provided in such Lease inadequate for the practical realization of the rights and benefits provided thereby. On each Delivery Date, the related Leases and the other Operative Documents to which the Company


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

is, or is to be, a party will constitute the valid and binding obligations of the Company, except (i) as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and (ii) in the case of each Lease, as limited by applicable laws which may affect the remedies provided in such Lease, which laws, however, do not make the remedies provided in such Lease inadequate for the practical realization of the rights and benefits provided thereby. The Certificates, the Equipment Notes, the Indentures, the Leases and the other Operative Documents to which the Company is, or is to be, a party will conform in all material respects to the descriptions thereof in the Final Memorandum

            (i) The execution and delivery by the Company of this Agreement and the Operative Documents to which the Company is, or is to be, a party, the consummation by the Company of the transactions contemplated in this Agreement and such Operative Documents, and compliance by the Company with the terms of this Agreement and such Operative Documents will not contravene (i) any provision of applicable law or the certificate of incorporation or by-laws of the Company, (ii) any agreement or other instrument binding upon the Company or
(iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company other than, in the case of clauses (ii) and
(iii) above, such contraventions that would not individually or in the aggregate have a Material Adverse Effect, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the valid authorization, execution, delivery and performance by the Company of this Agreement and the Operative Documents to which the Company is, or is to be, a party, or the consummation by the Company of the transactions contemplated by this Agreement and such Operative Documents, except (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Certificates and the Equipment Notes, (y) such as may be required under the Securities Act, the Trust Indenture Act or rules of the National Association of Securities Dealers in connection with the registration of the Certificates or the Exchange Certificates under the Securities Act pursuant to the Registration Rights Agreement and (z) filings or recordings with the Federal Aviation Administration (the "FAA") and under the Uniform Commercial Code as in effect in North Carolina and Utah, which filings or recordings referred to in this clause (z) shall have been made or obtained in connection with the purchase of Equipment Notes relating to each Aircraft on or prior to the Delivery Date for such Aircraft.

            (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Preliminary Memorandum.

            (k) There are no legal or governmental proceedings pending or, to the best knowledge of the Company, threatened to which the Company is a party or to which any of the properties of the Company is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a Material Adverse Effect or adversely affect the power or ability of the Company to perform its obligations under this


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

Agreement or any of the Operative Documents, to which it is, or is to be, a party, or to consummate the transactions contemplated by the Final Memorandum.

            (l) The Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a Material Adverse Effect on the Company. The Company has not received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company, except as described in or contemplated by the Final Memorandum.

            (m) Neither the Company nor any of the Original Trusts is, nor (based on applicable law as in effect on the date hereof) will any of the Successor Trusts be as of the execution and delivery of the Assignment and Assumption Agreements in accordance with the Original Pass Through Trust Agreements, an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and after giving effect to the offering and sale of the Certificates and the application of the proceeds thereof as described in the Final Memorandum, neither the Original Trusts will be, nor (based on applicable law as in effect on the date hereof) will any of the Successor Trusts be as of the execution and delivery of the Assignment and Assumption Agreements in accordance with the Original Pass Through Trust Agreements, nor will the escrow arrangements contemplated by the Escrow Agreements result in the creation of, an "investment company", as defined in the Investment Company Act.

            (n) The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect on the Company.

            (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) for which the Company is now liable which would, singly or in the aggregate, have a Material Adverse Effect on the Company.

            (p) The Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a Material Adverse Effect.

            (q) Subsequent to the dates as of which information is given in each of the Memorandum, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company except in each case as described in or contemplated by the Final Memorandum.

            (r) The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by the Final Memorandum.

            (s) The Company owns or possesses, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company.

            (t) No material labor dispute with the employees of the Company exists, except as described in or contemplated by the Final Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company.

            (u) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Certificates in a manner that would require the registration under the Securities Act of the Certificates or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Certificates (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (v) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Certificates and the Company and its Affiliates and any person acting on its or their behalf (other than the Placement Agents) have complied with the offering restrictions requirement of Regulation S.

            (w) The Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (x) The Certificates satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

            (y) It is not necessary in connection with the offer, sale and delivery of the Certificates to the Placement Agents in the manner contemplated by this Agreement to register the Certificates under the Securities Act or to qualify any of the Indentures or the Designated Agreements under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (z) The accountants that examined and issued an auditors report with respect to the financial statements of the Company included in the Final Memorandum are independent public accountants within the meaning of the Securities Act and the regulations thereunder.

            (aa) The financial statements included in the Final Memorandum present fairly the financial position of the Company as of the dates indicated and the results of operations and cash flows or changes in financial position of the Company for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Final Memorandum present fairly the information required to be stated therein.


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

            (bb) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, except as described in or contemplated by the Final Memorandum.

            (cc) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (dd) The Company has no customer sales which account for ten percent or more of the Company's revenues.

            (ee) The Company is a "citizen of the United States" (as defined in
Section 40102(a)(15) of Title 49 of the United States Code, as amended) and is an air carrier operating under a certificate of public convenience and necessity issued by the Secretary of Transportation pursuant to Section 41102 of Title 49, United States Code. There is in force with respect to the Company an air carrier operating certificate issued by the Federal Aviation Administration pursuant to 14 C.F.R. Part 119.

            (ff) No Appraiser is an affiliate of the Company or, to the knowledge of the Company, has a substantial interest, direct or indirect, in the Company. To the knowledge of the Company, none of the officers and directors of any of such appraisers are connected with the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            The representations and warranties contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date.

            2. Offering. The Placement Agents have advised the Company that the Placement Agents will make an offering of the Certificates purchased by the Placement Agents hereunder on the terms to be set forth in the Final Memorandum as soon as practicable after this Agreement is entered into as in your judgment is advisable.


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

            3. Purchase and Delivery. The Company hereby agrees to cause the Trustee to sell to the several Placement Agents, and the Placement Agents, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Trustee the principal amount of Certificates set forth in Schedule II hereto opposite their names at a purchase price of 100% of the principal amount thereof. Concurrently with the issuance of the Certificates, the Escrow Agents shall issue and deliver to the Trustees the Escrow Receipts in accordance with the terms of the Escrow Agreements, which Escrow Receipts shall be attached to the related Certificates. Payment for the Certificates (with attached Escrow Receipts) shall be made against delivery of the Certificates (with attached Escrow Receipts) at a closing (the "Closing") to be held at the office of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York, at 10:00 A.M., local time, on August 13, 1998, or at such other time on the same or such other date, not later than August 20, 1998, as shall be designated in writing by you (such date of Closing being the "Closing Date"). The time and date of such payment are herein referred to as the Closing Date. Delivery of the Certificates (with attached Escrow Receipts) shall be made to your respective accounts at The Depository Trust Company against payment by the Placement Agents of the purchase price thereof to or upon the order of the Trustee by wire transfer. The Certificates (with attached Escrow Receipts) shall be in definitive or global form and registered in the name of Cede & Co. or in such other names, and in such denominations as you may request in writing at least one full business day in advance of the Closing Date in definitive or global form. The Company agrees to have the Certificates (with attached Escrow Receipts) available for inspection, checking and packaging by you in New York, New York not later than 1:00 P.M. on the business day prior to the Closing Date.

            As compensation to the Placement Agents for their commitments and obligations hereunder in respect of the Certificates, including their undertakings to distribute the Certificates, the Company will pay to each Placement Agent an amount equal to that percentage of the aggregate principal amount of Certificates purchased by it as set forth in Schedule B. Such payment shall be made on the Closing Date simultaneously with the issuance and sale of the Certificates (with attached Escrow Receipts) to the Placement Agents and shall be made by Federal funds check or other immediately available funds.

            4. Conditions to Closing. The several obligations of the Placement Agents under this Agreement to purchase the Certificates will be subject to the following conditions:

            (a) Subsequent to the date of this Agreement and prior to the Closing Date,

            (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities, including the Certificates, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and


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

            (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company from that set forth in the Preliminary Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Certificates on the terms and in the manner contemplated in the Final Memorandum.

            (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

            The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

            (c) You shall have received on the Closing Date (i) an opinion of Fulbright & Jaworski L.L.P., independent counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B, (ii) an opinion of General Counsel of the Company, dated the Closing Date, to the effect set forth in Exhibit C, (iii) an opinion of Ober, Kaler, Grimes and Shriver, independent counsel for the Trustee and Paying Agent, dated the Closing Date, to the effect set forth in Exhibit D, (iv) an opinion of Morris, James, Hitchens & Williams, counsel for the Escrow Agent, dated the Closing Date, to the effect set forth in Exhibit E and (v) an opinion of Rogers & Wells, counsel for the Depositary, dated the Closing Date, to the effect set forth in Exhibit F.

            (d) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agents, dated the Closing Date, in form and substance satisfactory to you.

            (e) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Ernst & Young L.L.P., the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum.

            (f) The Company shall have furnished to you and to counsel for the Placement Agents, in form and substance satisfactory to you, such other documents, certificates and opinions as such counsel may reasonably request in order to pass upon the matters referred to in Section 4(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any covenant by the Company theretofore to be performed, or the compliance with any of the conditions herein contained.

            (g) Each of the Appraisers shall have furnished to you a letter from such Appraiser, addressed to the Company and dated the Closing Date, confirming that such Appraiser and each of its directors and officers (i) is not an affiliate of the Company or any of its affiliates, (ii) does not have any substantial interest, direct or indirect, in the Company or any of its affiliates, (iii) is not connected with the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions and (iv) is undertaking to provide its consent to the use of its appraisal in the Registration Statement.

            (h) At the Closing Date, each of the Operative Documents (other than the Indentures, Leases and Participation Agreements) shall have been duly executed and delivered by each of the parties thereto; the representations and warranties of the Company contained in each of such executed Operative Documents shall be true and correct as of the Closing Date (except to the extent that they relate solely to an earlier date in which case they shall be true and correct as of such earlier date) and you shall have received a certificate of a Vice President of the Company, dated as of the Closing Date, to such effect.

            (i) On the Closing Date, the Certificates shall be rated "A-" in the case of the Certificates of the Class A Trust, "BBB-" in the case of the Certificates of the Class B Trust, "BB-" in the case of the Certificates of the Class C Trust and "B" in the case of the Certificates of the Class D Trust, by Standard & Poor's Ratings Group; and "Baa1" in the case of the Certificates of the Class A Trust, "Ba1" in the case of the Certificates of the Class B Trust, "Ba3" in the case of the Certificates of the Class C Trust and "B2" in the case of the Certificates of the Class D Trust by Moody's Investors Service, Inc.

            (j) At the Closing Date, the Registration Rights Agreement, attached as Exhibit A hereto, shall have been duly executed and delivered and be in full force and effect.

            5. Covenants of the Company. In further consideration of the agreements of the Placement Agents contained in this Agreement, the Company covenants as follows:

            (a) To furnish to you, without charge, during the period mentioned in paragraph (c) below, as many copies of the Final Memorandum and any supplements and amendments thereto as you may reasonably request and to use its best efforts to deliver such copies to you by 5 p.m. (New York time) or the business day next following the execution of this Agreement.

            (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

            (c) If, during such period after the date hereof and prior to the Closing Date, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, with the opinion of counsel to the Placement Agents it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at their own expense, to the Placement Agents, either amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or so that such Memorandum, as so amended or supplemented, will comply with applicable law.

            (d) To endeavor to qualify the Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

            (e) The Company agrees to furnish to the Placement Agents, promptly after the applicable Delivery Date (as defined in the applicable Participation Agreement), a copy of each opinion required to be delivered under the applicable Participation Agreement addressed to the Placement Agents and of such other documents furnished in connection with the fulfillment of the conditions precedent therein as the Placement Agents or counsel for the Placement Agents may reasonably request.

            (f) Whether or not any sale of such Certificates is consummated, to pay all expenses incident to the performance of their obligations under this Agreement, including: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Certificates, (iii) the fees and disbursements of the Company's counsel and accountants and the Indenture Trustee, the Subordination Agent, the Escrow Agent, the Depositary, the Trustees and their counsel, (iv) the qualification of such Certificates under securities or Blue Sky laws in accordance with the provisions of Section 5(d), including filing fees and the fees and disbursements of counsel for the Placement Agents in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement Agents in quantities as hereinabove stated of copies of the Memorandum and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of such Certificates, (vii) all document production charges and expenses of counsel to the Placement Agents (but not including their fees for professional services) in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Certificates for trading in PORTAL or any other appropriate market system, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Certificates, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

            (g) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Certificates in a manner which would require the registration under the Securities Act of such Certificates.

            (h) Not to solicit any offer to buy or offer or sell the Certificates by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities
      Act) or in any manner involving a public offering within the meaning of
      Section 4(2) of the Securities Act.

            (i) While any of the Certificates remain outstanding, to make available, upon request, to any seller of such Certificates the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

            (j) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Certificates, and the Company and their Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions of Regulation S.

            (k) For a period of five years after the Closing Date, upon request, to make available to the Placement Agents, copies of all annual reports, quarterly reports and current reports filed by the Company with the Securities and Exchange Commission (the "Commission") on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the holders of Certificates or the Company to its security holders generally.

            (l) During the period of two years after the Closing Date, upon request, to furnish to the Placement Agent and any holder of Offered Certificates a copy of the restrictions on transfer applicable to the Offered Certificates.

            (m) During the period of two years after the Closing Date, not to, and not to permit any of its Affiliates to, resell any of the Offered Certificates that have been reacquired by any of them.

            (n) During the period of two years after the Closing Date, not to become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, or a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

            (o) In connection with the offering, until the Placement Agents shall have notified the Company of the completion of the resale of the Certificates, neither the Company nor any of its Affiliates has bid for or purchased or will bid for or purchase, either alone or with one or more other persons, for any account in which it or any of its Affiliates has a beneficial interest any Certificates; and neither it nor any of its Affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Certificates.

            (p) Between the date of this Agreement and the Closing Date, the Company will not without your prior written consent offer, sell, or enter into any agreement to sell, any public debt securities registered under the Securities Act or any debt securities which may be resold in a transaction exempt from the registration requirements of the Securities Act in reliance on Rule 144A thereunder and which are marketed through the use of a disclosure document containing substantially the same information as a prospectus for similar debt securities registered under the Securities Act (other than the Certificates).

            (q) If requested by you, to use its best efforts to permit the Certificates to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market; unless so requested by you, the Company will not take any action to permit the Certificates to be designated PORTAL securities without your prior consent, which shall not be unreasonably withheld.

            6. Offering of Certificates; Restrictions on Transfer. (a) Each Placement Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Placement Agent, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Certificates by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Certificates only from, and will offer such Certificates only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (x) QIBs or
(y) other institutional accredited investors (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) ("institutional accredited investors") that, prior to their purchase of the Certificates, deliver to such Placement Agent a letter containing the representations and agreements set forth in Annex III to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Certificates are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions."

            (b) Each Placement Agent, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

            (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Certificates, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Certificates, in any country or jurisdiction where action for that purpose is required;

            (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Certificates or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

            (iii) the Certificates have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act;

            (iv) such Placement Agent has offered the Certificates and will offer and sell the Certificates (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Certificates and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, neither such Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Certificates, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

            (v) such Placement Agent (A) has not offered or sold and will not offer or sell any Certificates to persons in the United Kingdom prior to the expiring of the period six months from the issue date of the Certificates except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (B) has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and (C) has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on; and

            (vi) such Placement Agent understands that the Certificates have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Certificates, directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and
      (B) in compliance with any other applicable requirements of Japanese law.

Terms used in this Section 6 have the meanings given to them by Regulation S.

            7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Placement Agent, and each person, if any, who controls such Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through Morgan Stanley & Co. Incorporated expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Memorandum shall not inure to the benefit of any Placement Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Certificates, or any person controlling such Placement Agent, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendment or supplements thereto) was not sent or given by or on behalf of such Placement Agent to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Certificates to such person, and if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages from liabilities, unless such failure is the result of noncomplicance by the Company with Section 5(a) hereof.

            (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through Morgan Stanley & Co. Incorporated expressly for use in either Memorandum.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of an indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand, from the offering of such Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other hand in connection with the offering of such Certificates shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Certificates (before deducting expenses) received by the Trusts and the total discounts and commissions received by the Placement Agents in respect thereof bear to the aggregate offering price of such Certificates. The relative fault of the Company on the one hand and of the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Company and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates resold by it in the initial placement of such Certificates were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents or any person controlling any Placement Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Certificates. The remedies provided for in this

Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Certificates on the terms and in the manner contemplated in the Final Memorandum. If this Agreement is terminated by the Placement Agents in accordance with the provisions of this Section 8, the Company shall reimburse the Placement Agents for all their reasonable out-of-pocket expenses, including the fees and disbursements of counsel for the Placement Agents.

            9. Default by a Placement Agent. If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Certificates that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Certificates which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Certificates to be purchased on such date, the non-defaulting Placement Agent shall be obligated to purchase the Certificates that such defaulting Placement Agent has agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Certificates that any Placement Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Certificates without the written consent of such Placement Agent. If, on the Closing Date any Placement Agent or Placement Agents shall fail or refuse to purchase Certificates which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Certificates to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

            10. Notices. All notices and other communications under this Agreement shall be in writing, and, if sent to the Placement Agents, shall be mailed, delivered or sent by facsimile transmission to:

      Morgan Stanley & Co. Incorporated
      1585 Broadway
      New York, New York 10036
      Attention:  Bruce Paone
      Facsimile number: (212) 761-0786

or, if sent to the Company, will be mailed, delivered or sent by facsimile transmission to it at:

      Midway Airlines Corporation
      300 W. Morgan Street, Suite 1200
      Durham, North Carolina 27701
      Attention:  Jonathan S. Waller
      Facsimile number:  (919) 956-7568

with a copy to:

      Fulbright & Jaworski L.L.P.
      666 Fifth Avenue
      New York, New York  10023
      Attention:  William C. Clark, Esq.
      Facsimile number:  (212) 752-5958

            11. Miscellaneous. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Placement Agents or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

            This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

            The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

            Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.

                                        Very truly yours,

                                        MIDWAY AIRLINES CORPORATION


                                        By /s/Jonathan S. Waller
                                           ------------------------------------
                                           Name: Jonathan S. Waller
                                           Title: Senior Vice President
                                                  General Counsel

Agreed, August 6, 1998


MORGAN STANLEY & CO. INCORPORATED
CREDIT SUISSE FIRST BOSTON
  By Morgan Stanley & Co. Incorporated


By /s/ Tom Cahill
   -----------------------------------
   Name: Tom Cahill
   Title: Principal

                                   SCHEDULE I

    Pass Through          Aggregate                                  Final
    Certificate           Principal            Interest          Distribution
    Designation            Amounts               Rate                Date
    ------------          ---------            --------          ------------

      1998-1A           $58,426,000              7.14%          January 2, 2015
      1998-1B            25,266,000              8.14           January 2, 2013
      1998-1C            20,528,000              8.92           January 2, 2008
      1998-1D             5,502,000              8.86           January 2, 2003

                                   SCHEDULE II

                                                 Principal Amount of Certificates
                                                          To Be Purchased
                                                 --------------------------------
                                       Class A        Class B       Class C       Class D
Placement Agent                      Certificates  Certificates  Certificates  Certificates
---------------                      ------------  ------------  ------------  ------------
Morgan Stanley & Co.
  Incorporated ....................  $29,213,000   $12,633,000   $10,264,000    $2,751,000
Credit Suisse First
  Boston Corporation ..............   29,213,000    12,633,000    10,264,000     2,751,000
                                     -----------   -----------   -----------    ----------
    Total .........................  $58,426,000   $25,266,000   $20,528,000    $5,502,000
                                     -----------   -----------   -----------    ----------

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into on August 13, 1998, among MIDWAY AIRLINES CORPORATION, a Delaware corporation (the "Company"), THE FIRST NATIONAL BANK OF MARYLAND, as Trustee under each of the Trust Agreements (as defined below), MORGAN STANLEY & CO. INCORPORATED and CREDIT SUISSE FIRST BOSTON CORPORATION (the "Placement Agents").

            This Agreement is made pursuant to the Purchase Agreement dated August 6, 1998, between the Company and the Placement Agents (the "Purchase Agreement"),which provides for the sale by the Trustee to the Placement Agents of (i) $58,426,000 aggregate principal amount of 7.14% 1998-1A Pass Through Certificates (the "Class A Certificates"), (ii) $25,266,000 aggregate principal amount of 8.14% 1998-1B Pass Through Certificates (the "Class B Certificates"),
(iii) $20,528,000 aggregate principal amount of 8.92% 1998-1C Pass Through Certificates (the "Class C Certificates") and (iv) $5,502,000 aggregate principal amount of 8.86% 1998-1D Pass Through Certificates (the "Class D Certificates", and together with the Class A Certificates, the Class B Certificates and the Class C Certificates, the "Certificates"). In order to induce the Placement Agents to enter into the Purchase Agreement, the Company has agreed to provide to the Placement Agents and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

            In consideration of the foregoing, the parties hereto agree as follows:

            1. Definitions.

            As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

            "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "Applicable Trust Agreement" shall mean, (i) with respect to the Class A Certificates, the Class A Holders or the Class A Trustee, the Class A Trust Agreement, (ii) with respect to the Class B Certificates, the Class B Holders or the Class B Trustee, the Class B Trust Agreement,
      (iii) with respect to the Class C Certificates, the Class C Holders or the Class C Trustee, the Class C Trust Agreement and (iv) with respect to the

      Class D Certificates, the Class D Holders or the Class D Trustee, the Class D Trust Agreement.

            "Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

            "Class A Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

            "Class A Exchange Certificates" shall mean securities issued under the Class A Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class A Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class A Certificates or, if no such interest has been paid, from August 13, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class A Certificates in exchange for such Class A Certificates pursuant to the Exchange Offer.

            "Class A Holder" shall mean any Placement Agent, for so long as it owns any Class A Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class A Registrable Certificates under the Class A Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class A Holder" shall include Participating Broker-Dealers (as defined in
      Section 4(a)).

            "Class A Registrable Certificates" shall mean the Class A Certificates; provided, however, that the Class A Certificates shall cease to be Class A Registrable Certificates upon the earliest to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class A Certificates shall have been declared effective under the 1933 Act and such Class A Certificates shall have been disposed of pursuant to such Registration Statement, (iii) such Class A Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class A Certificates shall have ceased to be outstanding.

            "Class A Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class A Certificates dated as of August 13, 1998 among the Company and the Class A Trustee, as the same may be amended from time to time in accordance with the terms thereof.

            "Class A Trustee" shall mean The First National Bank of Maryland, not in its individual capacity except as expressly set forth in the Class A Trust Agreement, but solely as Trustee under the Class A Trust Agreement, together with any successor Trustee under the terms of the Class A Trust Agreement.

            "Class B Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

            "Class B Exchange Certificates" shall mean securities issued under the Class B Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class B Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class B Certificates or, if no such interest has been paid, from August 13, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class B Certificates in exchange for such Class B Certificates pursuant to the Exchange Offer.

            "Class B Holder" shall mean any Placement Agent, for so long as it owns any Class B Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class B Registrable Certificates under the Class B Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class B Holder" shall include Participating Broker-Dealers (as defined in
      Section 4(a)).

            "Class B Registrable Certificates" shall mean the Class B Certificates; provided, however, that the Class B Certificates shall cease to be Class B Registrable Certificates upon the earliest to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class B Certificates shall have been declared effective under the 1933 Act and such Class B Certificates shall have been disposed of pursuant to such Registration Statement, (iii) such Class B Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class B Certificates shall have ceased to be outstanding.

            "Class B Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class B Certificates dated as of August 13, 1998 among the Company and the Class B Trustee, as the same may be amended from time to time in accordance with the terms thereof.

            "Class B Trustee" shall mean The First National Bank of Maryland, not in its individual capacity except as expressly set forth in the Class B Trust Agreement, but solely as Trustee under the Class B Trust Agreement, together with any successor Trustee under the terms of the Class B Trust Agreement.

            "Class C Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

            "Class C Exchange Certificates" shall mean securities issued under the Class C Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class C Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class C Certificates or, if no such interest has been paid, from August 13, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class C Certificates in exchange for such Class C Certificates pursuant to the Exchange Offer.

            "Class C Holder" shall mean any Placement Agent, for so long as it owns any Class C Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class C Registrable Certificates under the Class C Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class C Holder" shall include Participating Broker-Dealers (as defined in
      Section 4(a)).

            "Class C Registrable Certificates" shall mean the Class C Certificates; provided, however, that the Class C Certificates shall cease to be Class C Registrable Certificates upon the earliest to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class C Certificates shall have been declared effective under the 1933 Act and such Class C Certificates shall have been disposed of pursuant to such Registration Statement, (iii) such Class C Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class C Certificates shall have ceased to be outstanding.

            "Class C Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class C Certificates dated as of August 13, 1998 among the Company and the Class C Trustee, as the same may be amended from time to time in accordance with the terms thereof.

            "Class C Trustee" shall mean The First National Bank of Maryland, not in its individual capacity except as expressly set forth in the Class C Trust Agreement, but solely as Trustee under the Class C Trust Agreement, together with any successor Trustee under the terms of the Class C Trust Agreement.

            "Class D Certificates" shall have the meaning set forth in the second paragraph of this Agreement.

            "Class D Exchange Certificates" shall mean securities issued under the Class D Trust Agreement of equal outstanding principal amount as and containing terms identical to the Class D Certificates (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Class D Certificates or, if no such interest has been paid, from August 13, 1998, (ii) the transfer restrictions thereon shall be modified or eliminated, as appropriate and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of the Class D Certificates in exchange for such Class D Certificates pursuant to the Exchange Offer.

            "Class D Holder" shall mean any Placement Agent, for so long as it owns any Class D Registrable Certificates, and each of its successors, assigns and direct and indirect transferees who become registered owners of Class D Registrable Certificates under the Class D Trust Agreement; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Class D Holder" shall include Participating Broker-Dealers (as defined in
      Section 4(a)).

            "Class D Registrable Certificates" shall mean the Class D Certificates; provided, however, that the Class D Certificates shall cease to be Class D Registrable Certificates upon the earliest to occur of (i) the consummation of the Exchange Offer, (ii) a Registration Statement with respect to such Class D Certificates shall have been declared effective under the 1933 Act and such Class D Certificates shall have been disposed of pursuant to such Registration Statement, (iii) such Class D Certificates shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iv) such Class D Certificates shall have ceased to be outstanding.

            "Class D Trust Agreement" shall mean the Pass Through Trust Agreement relating to the Class D Certificates dated as of August 13, 1998 among the Company and the Class D Trustee, as the same may be amended from time to time in accordance with the terms thereof.

            "Class D Trustee" shall mean The First National Bank of Maryland, not in its individual capacity except as expressly set forth in the Class D Trust Agreement, but solely as Trustee under the Class D Trust Agreement, together with any successor Trustee under the terms of the Class D Trust Agreement.

            "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

            "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

            "Exchange Certificates" shall mean, together, the Class A Exchange Certificates, the Class B Exchange Certificates, the Class C Exchange Certificates and the Class D Exchange Certificates.

            "Exchange Offer" shall mean the exchange offer by the Company of Exchange Certificates for Registrable Certificates pursuant to Section 2(a) hereof.

            "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

            "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Holder" shall mean a Class A Holder, a Class B Holder, a Class C Holder or a Class D Holder; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

            "Majority Holders" shall mean, together, the Holders of a majority in aggregate principal amount of the Registrable Certificates then outstanding; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Certificates is required hereunder, Registrable Certificates held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Placement Agents or subsequent holders of Registrable Certificates if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Certificates) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

            "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Placement Agents" shall have the meaning set forth in the preamble.

            "Purchase Agreement" shall have the meaning set forth in the preamble.

            "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Certificates covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

            "Registrable Certificates" shall mean, together, the Class A Registrable Certificates, the Class B Registrable Certificates, the Class C Registrable Certificates and the Class D Registrable Certificates.

            "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Trustees with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Certificates or Registrable Certificates), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Trust Agreements under applicable securities laws, (vi) the fees and disbursements of the Trustees and their counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agents) and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Certificates by a Holder.

            "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Certificates or Registrable Certificates pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "SEC" shall mean the Securities and Exchange Commission.

            "Shelf Registration" shall mean a registration effected pursuant to
      Section 2(b) hereof.

            "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Certificates (but no other securities unless approved by the Holders whose Registrable Certificates are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Trust Agreement" shall mean the Class A Trust Agreement, the Class B Trust Agreement, the Class C Trust Agreement or the Class D Trust Agreement, as applicable, and when used in the plural shall mean, together, the Class A Trust Agreement, the Class B Trust Agreement, the Class C Trust Agreement and the Class D Trust Agreement.

            "Trustee" shall mean the Class A Trustee, the Class B Trustee, the Class C Trustee or the Class D Trustee, as applicable, and when used in the plural shall mean, together, the Class A Trustee, the Class B Trustee, the Class C Trustee and the Class D Trustee.

            "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Certificates are sold to an Underwriter (as hereinafter defined) for reoffering to the public.

            2. Registration Under the 1933 Act. To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company shall use its best efforts (A) to file with the SEC within 120 days after the Closing Date an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Certificates for Exchange Certificates and (B) to cause such Exchange Offer Registration Statement to be declared effective by the SEC within 180 days after the Closing Date. The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC. The Company shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

            (i) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Certificates validly tendered will be accepted for exchange;

            (ii) the period for exchange (which shall be a period of at least 20 consecutive business days from the date such notice is mailed) (such days being the "Exchange Dates");

            (iii) that any Registrable Certificate not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Registration Rights Agreement;

            (iv) that Holders electing to have a Registrable Certificate exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Certificate, together with the enclosed letters of transmittal, to the institution and at the office specified in the notice prior to the close of business on the last Exchange Date; and

            (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the office specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Certificates delivered for exchange, and a statement that such Holder is withdrawing his election to have such Certificates exchanged.

            As soon as practicable after the last Exchange Date, the Company shall or shall cause the Trustees to:

            (i) accept for exchange Registrable Certificates or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer;

            (ii) deliver, or cause to be delivered, to the Class A Trustee for cancellation all Class A Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class A Trustee to promptly authenticate and mail to each Class A Holder, Class A Exchange Certificates equal in principal amount to the principal amount of the Class A Registrable Certificates surrendered by such Class A Holder;

            (iii) deliver, or cause to be delivered, to the Class B Trustee for cancellation all Class B Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class B Trustee to promptly authenticate and mail to each Class B Holder, Class B Exchange Certificates equal in principal amount to the principal amount of the Class B Registrable Certificates surrendered by such Class B Holder;

            (iv) deliver, or cause to be delivered, to the Class C Trustee for cancellation all Class C Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class C Trustee to promptly authenticate and mail to each Class C Holder, Class C Exchange Certificates equal in principal amount to the principal amount of the Class C Registrable Certificates surrendered by such Class C Holder; and

            (v) deliver, or cause to be delivered, to the Class D Trustee for cancellation all Class D Registrable Certificates or portions thereof so accepted for exchange by the Company, and issue, and cause the Class D Trustee to promptly authenticate and mail to each Class D Holder, Class D Exchange Certificates equal in principal amount to the principal amount of the Class D Registrable Certificates surrendered by such Class D Holder.

The Company shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company shall inform the Placement Agents of the names and addresses of the Holders to whom the Exchange Offer is made, and the Placement Agents shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Certificates in the Exchange Offer.

            (b) In the event that (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer Registration Statement is not declared effective by within 180 days after the Closing Date, (iii) the Exchange Offer is not for any other reason consummated by March 11, 1999 or (iv) the Exchange Offer has been completed and in the opinion of counsel for the Placement Agents a Registration Statement must be filed and a Prospectus must be delivered by the Placement Agents in connection with any offering or sale of Registrable Certificates, the Company shall file as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Certificates, and shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC by the 180th day after the Closing Date. The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the Closing Date or such shorter period that will terminate when all of the Registrable Certificates covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company further agrees to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Certificates copies of any such supplement or amendment promptly after its being used or filed with the SEC.

            (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Certificates pursuant to the Shelf Registration Statement.

            (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Certificates pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Certificates pursuant to such Registration Statement may legally resume. As provided for in the Trust Agreements, the interest rate on the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates shall be 7.14%, 8.14%, 8.92% and 8.86% per annum, respectively; however, in the event that the Exchange Offer is not consummated and, if a Shelf Registration Statement is required hereby, the Shelf Registration Statement is not declared effective on or prior to March 11, 1999, the interest rate will increase by 0.50% per annum until the Exchange Offer is consummated or a Shelf Registration Statement is declared effective.

            (e) Without limiting the remedies available to the Placement Agents and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Placement Agents or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Placement Agents or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

            3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall as expeditiously as possible:

            (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Certificates by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

            (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to (x) keep such Registration Statement effective for the applicable period under this Registration Rights Agreement, and (y) cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act and (z) keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Certificates or Exchange Certificates;

            (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Certificates, to counsel for the Placement Agents, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Certificates, if any, and each such Underwriter's Counsel, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Certificates; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Certificates and any such Underwriters in connection with the offering and sale of the Registrable Certificates covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

            (d) use their best efforts to register or qualify the Registrable Certificates under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Certificates covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Certificates owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

            (e) in the case of a Shelf Registration, notify each Holder of Registrable Certificates, counsel for the Holders and counsel for the Placement Agents promptly and, if requested by any such Holder or counsel, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information, in each case after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Certificates covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Certificates for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

            (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

            (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Certificates, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested)

            (h) in the case of a Shelf Registration, cooperate and cause the Trustee to cooperate with the selling Holders of Registrable Certificates to facilitate the timely preparation and delivery of certificates representing Registrable Certificates to be sold and not bearing any restrictive legends and enable such Registrable Certificates to be in such denominations (consistent with the provisions of the Applicable Trust Agreement) and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Certificates;

            (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Certificates, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

            (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus (other than filings pursuant to the 1934 Act) after initial filing of a Registration Statement, provide copies of such document to the Placement Agents and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of the Company as shall be reasonably requested by the Placement Agents or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Placement Agents and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Placement Agents or their counsel (and, in the case of a Registration Statement, the Holders or their counsel) shall object;

            (k) obtain a CUSIP number for all Exchange Certificates or Registrable Certificates, as the case may be, not later than the effective date of a Registration Statement and provide the Trustees with printed certificates evidencing the Exchange Certificates or the Registrable Certificates, as the case may be, held in book entry form in a form eligible for deposit with The Depository Trust Company;

            (l) cause the Trust Agreements to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Certificates or Registrable Certificates, as the case may be, cooperate with the Trustees and the Holders to effect such changes to the Trust Agreements as may be required for the Trust Agreements to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustees to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Trust Agreements to be so qualified in a timely manner;

            (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Certificates, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement;

            (n) in the case of a Shelf Registration, use its best efforts to cause all Registrable Certificates to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Majority Holders, to the extent such Registrable Certificates satisfy applicable listing requirements;

            (o) use its best efforts to cause the Exchange Certificates or Registrable Certificates, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

            (p) if reasonably requested by any Holder of Registrable Certificates covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received satisfactory notification of the matters to be incorporated in such filing; and

            (q) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the class of Registrable Certificates being sold) in order to expedite or facilitate the disposition of such Registrable Certificates including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Certificates with respect to the business of the Company, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings and confirm the same if and when requested, (ii) obtain an opinion of counsel to the Company (which counsel and opinion, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Certificates, covering the matters customarily covered in opinions requested in similar underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company addressed to each selling Holder and Underwriter of Registrable Certificates, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Certificates being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

            In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Certificates to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Certificates as the Company may from time to time reasonably request in writing.

            In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Certificates pursuant to a Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Certificates current at the time of receipt of such notice. If the disposition of Registrable Certificates pursuant to a Shelf Registration Statement shall be suspended for more than an aggregate of 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum borne by the Certificates will be increased by 0.50% from the 61st day of the applicable 12-month period until such time as disposition of Registrable Certificates is no longer suspended. If the Company shall give any such notice to suspend the disposition of Registrable Certificates pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Registration Rights Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

            The Holders of Registrable Certificates covered by a Shelf Registration Statement who desire to do so may sell such Registrable Certificates in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Certificates included in such offering.

            4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Certificates for its own account in the Exchange Offer in exchange for Certificates that were acquired by such broker-dealer as a result of market making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Certificates.

            The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Certificates, without naming the Participating Broker-Dealers or specifying the amount of Exchange Certificates owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Certificates for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

            (b) In light of Section 4(a) above, notwithstanding the other provisions of this Registration Rights Agreement, the Company agrees that the provisions of this Registration Rights Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Placement Agents or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Certificates by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

            (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 90 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

            (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Registration Rights Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Placement Agents or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Placement Agents and the Company in writing that they anticipate that they will be Participating Broker-Dealers; provided that in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Morgan Stanley & Co. Incorporated unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Placement Agents unless such counsel elects not to so act, and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

            (c) The Placement Agents shall have no liability to the Company or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

            5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Placement Agent, each Holder and each person, if any, who controls any Placement Agent or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Placement Agent or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent, any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Certificates or Registrable Certificates were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent or any Holder furnished to the Company in writing by such Placement Agent or any selling Holder expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Placement Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Certificates, or any person controlling such Placement Agent, if a copy of the final Prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplements thereto) was not sent or given by or on behalf of such Placement Agent to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Certificates to such person, and if the final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncomplicance by the Company with Section 3 hereof. In connection with any Underwritten Offering permitted by Section 3, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Placement Agent and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company, each Placement Agent and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to each Placement Agent and the Holders, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agents and all persons, if any, who control any Placement Agent within the meaning of either Section 15 of the 1933 Act or
Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving any Placement Agent and persons who control such Placement Agent, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In such case involving the Holders and such persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 4 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective number of Registrable Certificates of such Holder that were registered pursuant to a Registration Statement.

            (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Certificates were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any Holder or any person controlling any Placement Agent or any Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, (iii) acceptance of any of the Exchange Certificates and (iv) any sale of Registrable Certificates pursuant to a Shelf Registration Statement.

            6. Miscellaneous. (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Registration Rights Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Certificates in this Registration Rights Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

            (b) Amendments and Waivers. The provisions of this Registration Rights Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Certificates affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Certificates unless consented to in writing by such Holder.

            (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 6(c), which address initially is, with respect to the Placement Agents, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

            Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to each Trustee, at the address specified in the Applicable Trust Agreement.

            (d) Successors and Assigns. This Registration Rights Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Certificates in violation of the terms of the Purchase Agreement or the Trust Agreements. If any transferee of any Holder shall acquire Registrable Certificates, in any manner, whether by operation of law or otherwise, such Registrable Certificates shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Registrable Certificates, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Registration Rights Agreement and such Person shall be entitled to receive the benefits hereof. The Placement Agents (in their capacity as Placement Agents) shall have no liability or obligation to the Company with respect to any failure by any other Holder to comply with, or any breach by any other Holder of, any of the obligations of such other Holder under this Registration Rights Agreement.

            (e) Purchases and Sales of Certificates. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act), not to purchase and then resell or otherwise transfer any Certificates.

            (f) Trustees. The Trustees shall take such action as may be reasonably requested by the Company pursuant to Sections 2(a), 3(h), and 3(l) hereof.

            (g) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

            (h) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (i) Headings. The headings in this Registration Rights Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (j) Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the internal laws of the State of New York

            (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                           MIDWAY AIRLINES CORPORATION

                           By /s/ Jonathan S. Waller
                              ----------------------------------
                              Name: Jonathan S. Waller
                              Title: Senior Vice President
                                     General Counsel

                           THE FIRST NATIONAL BANK OF MARYLAND, not
                              in its individual capacity, but solely
                              as Trustee under each of the Trust
                              Agreements

                           By /s/Robert D. Brown
                              ----------------------------------
                              Name: Robert D. Brown
                              Title: Assistrant Vice Pesident

Confirmed and accepted as of
the date first above written:

MORGAN STANLEY & CO. INCORPORATED
CREDIT SUISSE FIRST BOSTON
  By Morgan Stanley & Co. Incorporated

By /s/ Tom Cahill
   ------------------------
   Name: Tom Cahill
   Title: Principal

                                    EXHIBIT B

                               Form of Opinion of
                          Fulbright & Jaworski L.L.P.

            (i) No authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal or New York, governmental authority or regulatory body is required for the consummation of the transactions contemplated by the Purchase Agreement, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Placement Agents and except for filings or recordings with the Federal Aviation Administration and under the Uniform Commercial Code as in effect in various jurisdictions, which filings or recordings shall have been made, or duly presented for filing, on or prior to the respective Delivery Date (as defined in the Note Purchase Agreement); the issuance and sale of the Certificates to the Placement Agents pursuant to the Purchase Agreement, the issuance of the Escrow Receipts attached to the Certificates, the valid authorization, execution and delivery of the Pass Through Trust Agreements and Note Purchase Agreement (the "Company Pass Through Trust Documents") and the performance by the Company of its respective obligations under the Company Pass Through Trust Documents do not require the Company to obtain or effect any consent, approval, authorization, registration or qualification of or with any governmental agency or body of the United States or of the State of New York, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Placement Agents;

            (ii) The statements in the Final Memorandum under the caption "ERISA Considerations" fairly summarize the matters therein described;

            (iii) Assuming (i) the accuracy of the representations and warranties of the Company and you set forth in the Purchase Agreement,
      (ii) the due performance by the Company and you of the covenants and agreements set forth in the Purchase Agreement, (iii) your compliance with the offering and transfer procedures and restrictions described in the Final Memorandum and (iv) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Final Memorandum by purchasers to whom you initially resell the Certificates (with attached Escrow Receipts), the offer, sale and delivery of the Certificates (with attached Escrow Receipts) to you in the manner contemplated by the Purchase Agreement and the Final Memorandum and the initial resale of the Certificates (with attached Escrow Receipts) by you in the manner contemplated in the Final Memorandum and the Purchase Agreement, do not require registration under the Securities Act of 1933, as amended, and the Pass Through Trust Agreements do not require qualification under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any Certificates;

            (iv) Neither the Company nor any of the Original Trusts is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"); as of the Successor Pass Through Trust Effective Date, assuming that all facts and circumstances relevant to such matter are the same as is the case on the date hereof, none of the Successor Trusts will be an "investment company" within the meaning of the Investment Company Act; and none of the Original Trusts or Successor Trusts, after giving effect to the offering and sale of the Certificates and the application of the proceeds thereof as described in the Final Memorandum, will be an "investment company" as defined in the Investment Company Act;

            (v) The Purchase Agreement, the Registration Rights Agreement and the Company Pass Through Trust Agreements constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with each of their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vi) When each Successor Pass Through Trust Agreement becomes effective in accordance with the terms of Section [___] of the related successor Pass Through Trust Agreement (the "Successor Pass Through Trust Effective Date"), the applicable conditions precedent set forth in Section [___] of the corresponding Original Pass Through Trust Agreement and in Section [___] of such Successor Pass Through Trust Agreement have been satisfied and the related Assignment and Assumption Agreement has been executed and delivered by each of the parties thereto, assuming that all facts and circumstances relevant to such matter are the same as is the case of the date hereof, each of the Certificates lawfully and validly Outstanding (as such term is defined in the Original Pass Through Trust Agreements) under the Original Pass Through Trust Agreement at such time will be entitled to the benefits of such Successor Pass Through Trust Agreement.

            (vii) Assuming due authorization, execution and delivery of the Pass Through Trust Agreements by the Trustee, each of the Successor Pass Through Trust Agreements is a valid and biding obligation of the applicable Successor Trustee enforceable against the applicable Successor Trustee in accordance with its terms, in each case, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity; when executed and delivered in accordance with the terms of the Original Pass Through Trust Agreement and the Successor Pass Through Trust Agreements and in the form of the applicable Form Assignment and Assumption Agreement, properly completed, assuming that all facts and circumstances relevant to such matter are the same as is the case on the date hereof, each of the assignment and assumption agreements contemplated under the Original Pass Through Trust Agreements to be executed and delivered by the Trustees and the Successor Trustees (collectively, the "Assignment and Assumption Agreements") will be a valid and binding obligation of each of the parties thereto enforceable against each of such parties in accordance with its terms; each of the Escrow Agreements, the Deposit Agreements and the Note Purchase Agreement is a valid and binding obligation of each Escrow Agent that is a party thereto enforceable against each such Escrow Agent in accordance with its terms; the Escrow Receipts are validly issued and outstanding and are entitled to the benefits of the applicable Escrow Agreement; each of the Escrow Agreements and the Note Purchase Agreement is valid and binding obligation of the Paying Agent that is a party thereto enforceable against such Paying Agent in accordance with its terms;

            (viii)The statements set forth under the headings "Summary", "Description of the Certificates", "Description of the Deposit Agreements", "Description of the Escrow Agreements", "Description of the Liquidity Facilities", "Description of the Intercreditor Agreement","Description of the Equipment Notes" and "Exchange Offer; Registration Rights" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Certificates, the Pass Through Trust Agreements, the Deposit Agreements, the Escrow Agreements, the Escrow Receipts, the Liquidity Facilities, the Intercreditor Agreement, the Equipment Notes and the forms of "Leased Aircraft Indenture", "Leased Aircraft Participation Agreement", "Lease", "Owned Aircraft Indenture", "Owned Aircraft Participation Agreement" and "Special Indenture" attached to the Note Purchase Agreement (collectively, the "Form Aircraft Financing Documents"), and the Registration Rights Agreement, fairly summarize such provisions referred to therein; Section 1110 of the Bankruptcy Code conforms in all material respects to the description thereof contained in "Description of the Equipment Notes - Remedies" in the Final Memorandum; and the statements in the Final Memorandum under the caption "Certain U.S. Federal Income Tax Consequences" insofar as they purport to describe the material tax consequences of an investment in the Certificates (with attached Escrow Receipts) fairly summarize the matters therein described;

            (ix) While there is no authority addressing the characterization of entities that are similar to the Trusts in all material respects, each of the Original Trusts should be classified as a grantor trust for U.S. federal income tax purposes. If, as may be the case, the Original Trusts are not classified as grantor trusts, they will be classified as partnerships for U.S. federal income tax purposes and will not be classified as publicly traded partnerships taxable as corporations, provided that at least 90% of each such Original Trust's gross income for each taxable year of its existence is "qualifying income" within the meaning of the Section 7704(b) of the Internal Revenue Code of

      1986, as amended; each of the Successor Trusts will be classified as a grantor trust for U.S. federal income tax purposes;

            (x) Each of the Escrow Agreements creates a valid escrow under New York law and a valid equitable interest in the escrowed property in favor of the corresponding Trustee; neither a New York court nor a United States Federal Court applying New York law or the U.S. Bankruptcy Code, if properly presented with the issue and after having properly considered such issue, would permit any holder of an Escrow Receipt to terminate the related Escrow Agreement, except in accordance with its terms;

            (xi) So long as an Escrow Agreement has not been terminated, creditors of any person that is a holder of an Escrow Receipt thereunder or holders of a lien against the assets of any such person, such as trustees, receivers or liquidators (whether or not any insolvency proceeding has been commenced) (collectively, the "Creditors"), may acquire valid claims and liens, as to the Deposits established thereunder and as to the related Deposit Agreement and Escrow Agreement, only against the rights of the holder of such Escrow Receipt under such Escrow Agreement, and do not have, and may not through the enforcement of such Creditors' rights acquire, any greater right than the holder of such Escrow Receipt with respect to such Deposits, Deposit Agreement or Escrow Agreement;

            (xii) No creditor of the Company or any of its subsidiaries, and no holder of a lien against the assets of any such person, such a trustees, receivers or liquidators (whether or not any insolvency proceeding has been commenced), may acquire valid claims or liens as to the Deposits and the related Deposit Agreements and Escrow Agreements;

and to such further effect with respect to other legal matters relating to the Purchase Agreement, the Financing Agreements, the Pass Through Trust Agreements and other Operative Documents and the sale of the Certificates thereunder as counsel for the Placement Agents may reasonably request.

      Such opinion shall also state that, in connection with the preparation of the Final Memorandum, such counsel has participated in conferences with certain officers of, and with the accountants and counsel for, the Company concerning the preparation of the Final Memorandum. Such opinion may state that although such counsel has made certain inquiries and investigations in connection with the preparation of the Final Memorandum, the limitations inherent in the role of outside counsel are such that such counsel cannot does not assume responsibility for the accuracy or completeness of the statements made in the Final Memorandum, except insofar as the statements relate to such counsel and except to the extent set forth in paragraph (ii) of such counsel's opinion dated the date hereof. Subject to the foregoing, such opinion shall state that such counsel advises the Placement Agents that their work in connection with this matter did not disclose any information that gave such counsel reason to the believe that the Final Memorandum (except the financial statements and other information of a statistical, accounting or financial nature included therein, as to which such counsel does not express any view) as of its date or the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      In such opinion, such counsel may assume that each of the parties to each of the applicable documents, other than the Company, has full power, authority and legal right to enter into such documents and that each such document has been duly authorized, executed and delivered by each of such parties. In addition, such counsel may rely upon the opinion of counsel for the Company and counsel for the Trustee and may state that their opinion is limited to matters governed by the laws of the State of New York and the federal law of the United States.

                                    EXHIBIT C

                     Form of Opinion of the General Counsel
                                 of the Company

            (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Final Memorandum and to perform its obligations under the Purchase Agreement, the Pass Through Trust Agreements, the Note Purchase Agreement and the Registration Rights Agreement;

            (ii) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect;

            (iii) The Company is a "citizen of the United States" (as defined in
      Section 40102(a)(15) of Title 49 of the United States Code, as amended) and is an air carrier operating under a certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo. There is in force with respect to the Company an air carrier operating certificate issued pursuant to Part 121 of the regulations under the Federal Aviation Act; [all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind];

            (iv) No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the valid authorization, issuance and delivery of the Certificates or the Escrow Receipts, the valid authorization, execution, delivery and performance by the Company of the Purchase Agreement, the Pass Through Trust Agreements, the Note Purchase Agreement and the Registration Rights Agreement (the "Subject Documents") or the consummation by the Company of the transactions contemplated by such Subject Documents, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Certificates;

            (v) The execution and delivery by the Company of the Subject Documents, the issuance and sale of the Certificates (with attached Escrow Receipts), the consummation by the Company of the transactions contemplated in Subject Documents and compliance by the Company with the terms thereof will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) to such counsel's knowledge, any agreement or other instrument binding upon the Company that is material to the Company or (iv) to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company; assuming that all facts and circumstances relevant to such matter are the same on the Successor Pass Through Trust Effective Date as is the case on the date hereof, neither the execution and delivery of the Assignment and Assumption Agreements on such Successor Pass Through Trust Effective Date in accordance with the terms of the Original Pass Through Trust Agreements and the Successor Pass Through Trust Agreements and in the form of the applicable Form Assignment and Assumption Agreement, nor the consummation by the parties thereto of the transactions contemplated to be consummated thereunder on such Successor Pass Through Trust Effective Date, will violate any law or governmental rule or regulation applicable to the transactions contemplated by the Assignment and Assumption Agreements;

            (vi) The Subject Documents have each been duly authorized, executed and delivered by the Company;

            (vii) The sale of the Certificates (with the attached Escrow Receipts) by the Company pursuant to the Purchase Agreement has been duly authorized; and

            (viii)There are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject other than proceedings accurately described in all material respects in the Final Memorandum and proceedings that would not have a Material Adverse Effect, or a Material Adverse Effect on the power or ability of the Company to perform its obligations under any Subject Document to which it is a party, or to consummate the transactions contemplated by the Final Memorandum.

      In addition, counsel shall state that such counsel or lawyers on his staff have participated in the preparation of the Final Memorandum and nothing has come to such counsel's attention that leads him to believe that the Final Memorandum as of the date of the Purchase Agreement or at the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other financial data included in the Final Memorandum.

                                    EXHIBIT D

                               Form of Opinion of
                          Ober, Kaler, Grimes & Shriver

            (i) The First National Bank of Maryland ("First National") is a national banking association duly organized and validly existing in good standing under the laws of the United States and, in its individual capacity, or as Pass Through Trustee, Indenture Trustee [,Paying Agent] or Subordination Agent, has the full corporate power and authority to execute, deliver and perform its obligations under the Pass Through Trust Agreements, the Intercreditor Agreement, the Note Purchase Agreement, the Liquidity Facilities, and the Escrow Agreements (collectively, the "Transaction Documents") [and First National is a "citizen of the United States" as defined in 49 U.S.C. ss. 40102];

            (ii) Each of the Transaction Documents has been duly authorized, executed and delivered by First National, in its individual capacity, or as Pass Through Trustee, Indenture Trustee [,Paying Agent] or Subordination Agent, as the case may be, and constitutes the legal, valid and binding obligation of First National, in its individual capacity, or as Pass Through Trustee, Indenture Trustee [,Paying Agent], or Subordination Agent, as the case may be, enforceable against First National, in its individual capacity, or as Pass Through Trustee, Indenture Trustee [,Paying Agent], or Subordination Agent, as the case may be, in accordance with their respective terms; each of the Original Pass Through Trust Agreements is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

            (iii) The Certificates to be issued and dated the Closing Date have been duly authenticated and delivered by First National pursuant to the terms of the Original Pass Through Trust Agreements;

            (iv) The Certificates are the legal, valid and binding obligations of the Original Trusts, enforceable against the Original Trusts in accordance with their terms and the terms of the Original Pass Through Trust Agreements and are entitled to the benefits of the related Pass Through Trust Agreements; the Exchange Certificates when issued in accordance with the terms of the Original Pass Through Trust Agreements and the Registration Rights Agreement, will be entitled to the benefits and security afforded by the Original Pass Through Trust Agreements in accordance with the terms of the Original Pass Through Trust Agreements;

            (v) The execution, delivery and performance by First National, in its individual capacity, or as Pass Through Trustee or as Indenture Trustee [,Paying

      Agent] or Subordination Agent, as the case may be, of the Transaction Documents or the Certificates will not contravene (i) any provision of applicable law of the United States or the State of Maryland governing the banking or trust powers of First National, (ii) the certificate of incorporation or by-laws of First National, (iii) to such counsel's knowledge, any agreement or other instrument binding upon First National or any of its subsidiaries that is material to First National and its subsidiaries, taken as a whole, or (iv) to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over First National or any subsidiary;

            (vi) No authorization, consent or approval of, notice to or order of, or filing with, any governmental authority or agency of the United States or the State of Maryland governing the banking or trust powers of First National is required for the execution, delivery or performance by First National, in its individual capacity, or as Pass Through Trustee, Indenture Trustee [,Paying Agent] or Subordination Agent, as the case may be, of the Transaction Documents or the Certificates;

            (vii) Assuming that the Trusts will not be taxable as corporations, but, rather, will be classified as grantor trusts under subpart E, Part I of Subchapter J of (or as a partnership under) the United States Internal Revenue Code of 1986, as amended, (i) the Trusts will not be subject to any tax (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Maryland or any political subdivision thereof and (ii) Certificateholders that are not residents of or otherwise subject to tax in Maryland will not be subject to any tax (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Maryland or any political subdivision thereof as a result of purchasing, holding (including receiving payments with respect to) or selling an Certificate;

            (viii)To such counsel's knowledge, there are no proceedings pending or threatened against or affecting First National in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect any Trust or question the right, power and authority of First National, in its individual capacity, or as Pass Through Trustee, Indenture Trustee, [Paying Agent] or Subordination Agent, as the case may be, to enter into or perform its obligation under the Transaction Documents; and

            (ix) Each of the Equipment Notes to be delivered to and registered in the name of the Subordination Agent pursuant to the Participation Agreements shall be held by the Subordination Agent as the trustee of the Trustee under each Trust on behalf of the Certificateholders of such Trust.


                                     D-2